Exhibit 10.10

Equity Interest Pledge Agreement

The Equity Interest Pledge Agreement (the “Agreement”) was made and entered into at Beijing, People’s Republic of China (“China”) on July 10, 2019 by and between:

Party A: Beijing uCloudlink Technology Co., Ltd., a company incorporated at No. 0226, Second Floor, Building No.7, Yard No.1, Wuliqiao Second Street, Chaoyang District, Beijing, and with legal representative being Wen Gao (the “Pledgee”), and

Party B: people described in Schedule 1 of the Agreement (the “Pledgor” or “Pledgors”), and

Party C: Beijing uCloudlink New Technology Co.,Ltd., a company incorporated at No. 0304, Third Floor, Building No.6, Yard No.2, Wuliqiao Second Street, Chaoyang District, Beijing, and with legal representative being Wen Gao. The above parties are collectively referred to as the “Parties”.

WHEREAS:

1.	The Pledgee is a wholly foreign-owned enterprise that is incorporated and in good standing under Chinese laws.

2.	Party C is a limited liability company that is incorporated and in good standing under Chinese laws.

3.

Party A , Party B and Party C signed the Equity Interest Pledge Agreement on May 17, 2016. Due to the change in the shareholding structure of Party C and the shareholding ratio of each shareholder on the signing date agreed upon at the beginning of this Agreement, the parties sign the amended and restated Equity Interest Pledge Agreement on the signing date agreed upon at the beginning of this Agreement.

4.	Party B are shareholders of Party C and as at the signing date of the Agreement, Party B owns 100% stake of Party C, as specified in Schedule 1 of the Agreement.

5.	The Pledgee, the Pledgors and Party C signed the Exclusive Technology Consulting and Service Agreement, Option Agreement and Business Operation Agreement on July 10, 2019.

6.

To ensure the Pledgee receives the Service Fees under the Exclusive Technology Consulting and Service Agreement from Party C, and Each Agreement (as defined below) can be duly performed, the Pledgors jointly and severally pledge all of their stocks in Party C as the guarantee for the performance of the abovementioned agreements, and Party A shall be the Pledgee hereunder.

Accordingly, the Parties hereto, through friendly consultation and in the principle of equality and mutual benefits, agreed as follows:

1.	Definitions

Unless otherwise provided hereunder, the following definitions shall apply to the terms used in the Agreement:

1.1	Right of Pledge refers to those stated in Article 2 hereunder.

1.2	Stocks refer to the 100% stocks in Party C jointly owned by the Pledgors, and any existing and future rights and interests arising from such stocks.

1.3

Each Agreement refers to any of the Exclusive Technology Consulting and Service Agreement, Option Agreement and Business Operation Agreement entered into by and between the Pledgee, Party C and other related parties on July 10, 2019.

1.4	Breach refers to any of the events referred in Article 9.

1.5	Notice of Breach refers to the notice sent by the Pledgee to announce Breach hereunder.

1.6	Maximum Guarantee Amount is equal to RMB 86 million.

2.	Pledge

2.1

The Pledgors give all their Stocks in Party C and all the interests and bonus arising from such Stocks during the Validity Period of the Agreement as the Pledge to the Pledgee in a bid to guarantee the Pledgee’s rights and interests under Each Agreement.

2.2

The Pledge hereunder is used to guarantee the performance or payment of (1) obligations under Each Agreement and (2) all fees and expenses (including legal cost) payable to the Pledgee by Party C and/or the Pledgors hereunder, including the payment that shall be made to the Pledgee in relation to any losses, interests, penalties, damages, costs of exercising creditor rights, and other duties that Party C and/or the Pledgor owe to the Pledgee when Each Agreement becomes partially or fully invalid for any reason.

2.3

The Right of Pledge hereunder refers to the Pledgee’s priority of compensation claims against the proceeds from the discounting, auction and sale of Stocks given by the Pledgors as a pledge to the Pledgee, the total amount of which shall not exceed the Maximum Guarantee Amount.

2.4

Unless with explicit written approval of the Pledgee, after the Agreement becomes effective, the Pledge shall not be released until the Pledgee confirms in writing that Party C and the Pledgors have duly performed their obligations under Each Agreement. If Party C or the Pledgors fail to fully perform part or all of their obligations hereunder upon expiration of Each Agreement, the Pledgee shall continue to enjoy the Right of Pledge, and the Pledge hereunder shall not be released until the abovementioned obligations and duties are performed to the satisfaction of the Pledgee.

3.	Effectiveness

3.1

The Agreement shall become effective on the date when it’s signed and sealed by the Parties hereto. The Pledge hereunder shall be set up and become effective on the date when the Pledge is duly registered in the industrial and commercial administration governing Party C.

3.2

Within the Validity Period of the Agreement, the Pledgee may exercise the Right of Pledge according to Article 9.3 and 10 hereunder by reasonably sending notice if Party C fails to pay Service Fees according to the Exclusive Technology Consulting and Service Agreement or perform other obligations under Each Agreement.

4.	Ownership and Custody of Pledge Certificates and Registration of Right of Pledge

4.1

The Pledgor shall send the original of the Capital Contribution Certificate for the pledged Stocks to the custody of the Pledgee, and prove to the Pledgee that the Pledge hereunder has been duly recorded in Party C’s shareholder register within ten (10) workdays after signing of the Agreement or at other time agreed by the Parties hereto. The Pledgor shall complete all approval and filing procedures required by Chinese laws and regulations within thirty (30) workdays after signing of the Agreement or other date agreed by the parties to the Agreement, including but not limited to registering the Pledge at the industrial and commercial administration that governs Party C under Chinese laws.

4.2

If any matter recorded under the Pledge has changed and such change needs to be recorded according to law, the Pledgee and Pledgor shall record such change, and submit related documents to register such change in the industrial and commercial administration that governs Party C within five (5) workdays after the occurrence of such change or other date agreed by the parties to the Agreement.

4.3

During the term of the Pledge, the Pledgor shall instruct Party C to refrain from distributing any dividend or bonus, or approving any profit distribution plans. If the Pledgor is entitled to any economic interests in respect of the pledged Stocks other than the abovementioned dividend, bonus or profit distribution, the Pledgor shall transfer the realized proceeds related to such economic interests to bank account designated by the Pledgee, and the Pledgor shall not use such proceeds for any other purpose without the prior written approval of the Pledgee.

4.4

During the term of the Pledge, if the Pledgor makes additional contribution to registered capital of Party C or purchases other stocks in Party C from other pledgors (“Additional Stocks”), such Additional Stocks will automatically become part of the pledged Stocks hereunder, and the Pledgor shall finish all processes required to pledge such Additional Stocks within ten (10) workdays after acquiring such Additional Stocks or other date agreed by the parties to the Agreement. If the Pledgor fails to complete such processes within required period of time, the Pledgee is entitled to immediately exercise its Right of Pledge according to Article 10 hereunder.

5.	Representations and Warranties of the Pledgor

The Pledgor makes the following representations and warranties when signing the Agreement, and acknowledges that the Pledgee has relied on such representations and warranties to sign and perform the Agreement:

5.1

If the Pledgor is a natural person, the Pledgor is a Chinese citizen that has full capacity for civil conduct to sign and perform the Agreement and bear legal responsibilities under the Agreement. If the Pledgor is a legal person, it is a limited liability company that is incorporated and in good standing under Chinese laws, and has full and independent legal capacity to enter into, sign and perform the Agreement.

5.2	The Pledgor is the legal owner of the Stocks hereunder, and has the right to provide guarantees to the Pledgee in respect of such Stocks.

5.3

Since the signing of the Agreement until the date when the Pledgee exercises the Right of Pledge according to Article 2.4 hereunder, no other party shall file a claim against or intervene with the Pledgee’s exercise or realization of its rights hereunder even if such claim or intervention is permitted by law or justified.

5.4	The Pledgee is entitled to exercise the Right of Pledge according to laws and the Agreement.

5.5

The Pledgor has acquired all required corporate authority and has not violated any applicable laws or regulations when signing the Agreement and performing its obligations hereunder. The representatives that sign the Agreement have been duly and legally authorized.

5.6

Except the Pledge hereunder, the Stocks owned by the Pledgor is not subject to any other encumbrance or any third-party security interest in any form (including but not limited to pledges), and the ownership of the Stocks is not subject to any dispute.

5.7

There is no any ongoing or potential civil, administrative or criminal lawsuit, administrative punishment or arbitration in respect of the Stocks. The Pledgor is not and will not be subject to any pending or potential claim, dispute, lawsuit, arbitration, administrative proceeding or any other legal proceeding that may seriously or negatively impact the Pledgor’s capability of performing the Agreement.

5.8	There are no overdue taxes or fees, or any pending legal proceedings or formalities that should have been paid or completed in respect of the Stocks.

5.9

All the terms and provisions hereunder reflect the true intention of the Pledgor, and shall be binding upon the Pledgor. The Agreement will become binding upon the Pledgor and legally enforceable upon signing.

6.	Party C’s Representations and Warranties

6.1	Party C is a company that is incorporated and in good standing under Chinese laws.

6.2

Party C is signing and performing the Agreement within its corporate authority and business scope. Party C has been necessarily authorized and obtained the approval and permission of all third parties and government departments, and Party C has not violated any legal or contractual restriction that is applicable to or binding upon Party C;

6.3

Party C is not and will not be subject to any pending or potential claim, dispute, lawsuit, arbitration, administrative proceeding or any other legal proceeding that may seriously or negatively impact Party C’s capability of performing the Agreement.

6.4	The Agreement will become legal, valid, binding upon and enforceable against Party C upon signing.

7.	The Pledgor’s Undertakings

7.1	During the validity period of the Agreement, the Pledgor undertakes that:

7.1.1

Before full performance of obligations hereunder, unless with the prior written approval of the Pledgee, the Pledgor will not transfer its Stocks (except transferring Stocks to the Pledgee or other persons designated by the Pledgee upon the request of the Pledgee), place or allow the placing of any other encumbrance or any third-party security interests on the Stocks that may impact the Pledgee’s interests and rights. Unless with the prior written approval of the Pledgee, the Pledgor will not take any action that will or may cause changes in Stocks or incidental rights of Stocks that will or may have material negative impact on the Pledgee’s rights hereunder.

7.1.2

The Pledgor will comply with all applicable laws and regulations, and will notify the Pledgee of any notices, instructions or advices sent by competent authorities in respect of the Pledge within five (5) workdays after receipt of such notices, instructions or advices, and take actions according to reasonable instructions of the Pledgee.

7.1.3

The Pledgor will notify the Pledgee of any event that may impact the Pledgor’s Stocks and other rights hereunder as well as the notices thereof, and any event that may impact the Pledgor’s obligations or the Pledgor’s performance of obligations hereunder as well as the notices thereof, and take actions according to reasonable instructions of the Pledgee.

7.2

The Pledgor agrees that without the written approval of the Pledgee, Party C shall not engage in any connected transaction and no asset and/or income shall be transferred out of Party C for causes other than day-to-day business needs.

7.3

The Pledgor agrees that, without the written approval of the Pledgee, Party C shall not, at any time of any fiscal year, invest over RMB 10,000 (or any asset with the same value) in any single transaction or a total of over RMB 10,000 (or the same value in another currency) in a series of transactions, or undertake to make such investment, or sell, collateralize, pledge, transfer, rent or replace any asset with a value of over RMB 50,000 (or any asset with the same value) in a single transaction or assets with a total value of over RMB 50,000 (or the same value in another currency) in a series of transactions, or assume liabilities that amount to RMB 10,000 or place any encumbrance on assets with the same value, acquire any stocks in any other entity, or make capital contributions to acquire any stocks in any other entity.

7.4

The Pledgor agrees that, without the written approval of the Pledgee, Party C shall not approve or sign any agreement that is intended to establish or issue any bond, or make any of Party C’s asset or right become subject of any guarantee, warranty, collateral, claims, restrictions, stocks or any other encumbrance

7.5

The Pledgor agrees that, without the written approval of the Pledgee, Party C shall not sell, transfer, license, pledge, place encumbrance on or otherwise dispose of any trademark, copyright or intellectual property, except the disposals that take place as a part of the normal operation of Party C, will not have any material negative impact on Party C and has a consideration of no more than RMB 50,000 or the same value in another currency.

7.6	The Pledgor agrees that it will ensure the Pledgee’s Right of Pledge hereunder will not be interrupted or jeopardized by the Pledgor, the successor or transferee of the Pledgor, or any other person.

7.7

The Pledgor undertakes that to protect or enhance the guarantee for the Pledgor and/or Party C’s performance of their obligations hereunder, the Pledgor will make all necessary amendments to the articles of association of Party C (if applicable), honestly sign and cause other parties with interests in the Pledge to sign all title certificates and contracts required by the Pledgee, and/or fulfill and cause other parties with interests in the Pledge to fulfill the Pledgee’s reasonable requests, and facilitate the Pledgee’s exercise of rights hereunder, sign all documents related to stock certificate change with the Pledgee or its designated third party, and provide all Pledge-related documents that the Pledgee deems necessary to the Pledgee within a reasonable period of time.

7.8

The Pledgor undertakes that it will comply with all warranties, undertakings, agreements and representations in a bid to protect the interests of the Pledgee. The Pledgor shall fully compensate the Pledgee for all losses arising from the Pledgor’s failure to perform any or all of its warranties, undertakings, agreements and representations

8.	Party C’s Undertakings

8.1	Party C hereby undertakes that during the term of the Agreement:

8.1.1

Before full performance of obligations hereunder, unless with the prior written approval of the Pledgee, Party C will not help the Pledgor transfer Stocks (except transferring Stocks to the Pledgee or other persons designated by the Pledgee upon the request of the Pledgee), place or allow the placing of any other encumbrance or any third-party security interests on the Stocks that may impact the Pledgee’s interests and rights. Unless with the prior written approval of the Pledgee, Party C will not help the Pledgor take any action that will or may cause changes in Stocks or incidental rights of Stocks that will or may have material negative impact on the Pledgee’s rights hereunder.

8.1.2

Party C will comply with all applicable laws and regulations, and will notify the Pledgee of any notices, instructions or advices sent by competent authorities in respect of the Pledge within five (5) workdays after receipt of such notices, instructions or advices, and take actions according to reasonable instructions of the Pledgee.

8.1.3

Party C will notify the Pledgee of any event that may impact the Pledgor’s Stocks and other rights hereunder as well as the notices thereof, and any event that may impact the Pledgor’s obligations or the Pledgor’s performance of obligations hereunder as well as the notices thereof, and take actions according to reasonable instructions of the Pledgee.

8.2

Without the written approval of the Pledgee, Party C shall not engage in any connected transaction and no asset and/or income shall be transferred out of Party C for causes other than day-to-day business needs.

8.3

Without the written approval of the Pledgee, Party C shall not, at any time of any fiscal year, invest over RMB 10,000 (or any asset with the same value) in any single transaction or a total of over RMB 10,000 (or the same value in another currency) in a series of transactions, or undertake to make such investment, or sell, collateralize, pledge, transfer, rent or replace any asset with a value of over RMB 50,000 (or any asset with the same value) in a single transaction or assets with a total value of over RMB 50,000 (or the same value in another currency) in a series of transactions, or assume liabilities that amount to RMB 10,000 or place any encumbrance on assets with the same value, acquire any stocks in any other entity, or make capital contributions to acquire any stocks in any other entity.

8.4

Without the written approval of the Pledgee, Party C shall not approve or sign any agreement that is intended to establish or issue any bond, or make any of Party C’s asset or right become subject of any guarantee, warranty, collateral, claims, restrictions, stocks or any other encumbrance.

8.5

Without the written approval of the Pledgee, Party C shall not sell, transfer, license, pledge, place encumbrance on or otherwise dispose of any trademark, patent or intellectual property, except the disposals that take place as a part of the normal operation of Party C, will not have any material negative impact on Party C and has a consideration of no more than RMB 50,000 or the same value in another currency.

8.6	Party C agrees that it will ensure the Pledgee’s Right of Pledge hereunder will not be interrupted or jeopardized by Party C, the successor or transferee of Party C, or any other person.

8.7

Party C undertakes that to protect or enhance the guarantee for the Pledgor and/or Party C’s performance of their obligations hereunder, Party C will help the Pledgor make all necessary amendments to the articles of association of Party C (if applicable), honestly sign and cause other parties with interests in the Pledge to sign all title certificates and contracts required by the Pledgee, and/or fulfill and cause other parties with interests in the Pledge to fulfill the Pledgee’s reasonable requests, and facilitate the Pledgee’s exercise of rights hereunder, sign all documents related to stock certificate change with the Pledgee or its designated third party, and provide all Pledge-related documents that the Pledgee deems necessary to the Pledgee within a reasonable period of time.

8.8

Party C undertakes that it will comply with all warranties, undertakings, agreements and representations in a bid to protect the interests of the Pledgee. Party C shall fully compensate the Pledgee for all losses arising from the Party C’s failure to perform any or all of its warranties, undertakings, agreements and representations.

9.	Breaches

9.1	The following events shall be deemed as breach of the Agreement:

9.1.1

Party C or its successors or transferees fail to timely and duly perform any of their payment obligations hereunder, or the Pledgor or its successors or transferees fail to perform any of their obligations under Each Agreement;

9.1.2

Any statement, warranty or undertaking made by the Pledgor in Article 5 and 6 is materially misleading or inaccurate, and/or the Pledgor violates the statement, warranty or undertaking in Article 5 and 6;

9.1.3	The Pledgor or Party C violates any term or provision hereunder;

9.1.4	The Pledgor transfers or disposes of any pledged Stocks without written approval of the Pledgee, except for the case specified in Article 7.1.1;

9.1.5

The Pledgor is required to repay or perform any loan, guarantee, indemnification, undertaking, or other liabilities and responsibilities in advance for any reason, or the Pledgor can not duly repay or perform any loan or obligation that is about to mature, which makes the Pledgee believe that the Pledgor’s capabilities of performing the obligations hereunder have been impacted, and the Pledgee’s rights and interests may be affected as a result;

9.1.6	The Pledgor can not repay ordinary debts or other liabilities, which as a result impacts the interests of the Pledgee;

9.1.7	Any law is promulgated to make the Agreement illegal or the Pledgor unable to perform obligations hereunder;

9.1.8	Any government permit, license, approval or authorization required to ensure the legitimacy, validity or enforceability of the Agreement is canceled, terminated, revoked or materially changed;

9.1.9	Any adverse change in the Pledgor’s asset makes the Pledgee believe that the Pledgor’s capabilities of performing obligations under the Agreement have been impacted;

9.1.10	Party C is in the process of or will undergo a winding-up, dissolution or business suspension.

9.1.11	Other event that is defined by law as making the Pledgee unable to exercise Right of Pledge or dispose of the pledged Stocks.

9.2	The Pledgor and/or Party C shall notify the Pledgee in writing as soon as they become aware of or find any event stated in Article 9.1 or any existing or potential incident that can cause such event.

9.3

Unless the breach stated in Article 9.1 has been remedied to the satisfaction of the Pledgee, the Pledgee may send a written notice of breach to the Pledgor and/or Party C at any time amid the process of or after the breach, so as to require the Pledgor and/or Party C to immediately pay the overdue amount or other payables under the Exclusive Technology Consulting and Service Agreement, or perform the obligations under Each Agreement. If the Pledgee or Party C fails to timely remedy their breach or take necessary remedial action within ten (10) days after receiving such written notice of breach, the Pledgee may exercise the Right of Pledge according to Article 10 hereunder.

10.	Exercise of Right of Pledge

10.1	The Pledgee shall send notice of breach to the Pledgor according to Article 9.3 hereunder when exercising the Right of Pledge.

10.2	Subject to the terms and provisions set forth in Article 9.3, the Pledgee may exercise the Right of Pledge at any time after the Pledgee sends notice of breach according to Article 9.3.

10.3

The Pledgee is entitled to sell all or part of the Stocks hereunder at discount through legal proceedings, or make priority of compensation claims against the proceeds from auction or sale of such Stocks until all outstanding Service Fees and other payables hereunder are duly paid and all obligations hereunder are duly performed.

10.4	The Pledgor and/or Party C shall not set any barrier to impede the Pledgee’s exercise of the Right of Pledge, and shall provide necessary assistance to help the Pledgee exercise the Right of Pledge.

11.	Transfer

11.1	Unless with the prior written approval of the Pledgee, the Pledgor shall not transfer any of its rights and/or obligations hereunder to any third party.

11.2	The Agreement shall be binding upon the Pledgor and its successors, and shall be applicable to the Pledgee and its successors or transferees.

11.3

The Pledgee may at any time transfer all or part of its rights and obligations hereunder to its designated third party. In such case, the transferee shall enjoy and assume the Pledgee’s rights and obligations hereunder in proportion to the rights and obligations transferred to such transferee, and the Pledgor shall sign related agreement and/or document on the transfer of such rights and obligations.

11.4

If the transfer of the rights and obligations stated in Article 11.3 causes any change in the Pledgee, the new Pledgee and Pledgor shall sign a new pledge agreement and the Pledgor shall complete all registration procedures.

12.	Service Fees and Other Fees

The Pledgee and Party C shall equally share all costs and expenses in relation to the Agreement, including but not limited to legal fees, printing costs, stamp duty and any other taxes and fees. If the Pledgor fails to pay taxes or expenses in relation to the exercise of the Right of Pledge or other claims made by the Pledgee under the Agreement, all Pledgors shall be jointly liable to all costs arising therefrom (including but not limited to taxes, service fees, management fees, legal fees, counsel fees and insurance costs).

13.	Confidentiality Obligation

The Parties hereto acknowledge and agree that the existence of the Agreement, the terms hereunder, and any oral or written information exchanged for the purpose of preparing or performing the Agreement shall be deemed as confidential information. Each Pledgor and Party C shall keep secret such confidential information. Without prior written approval of the Pledgee, neither the Pledgor or Party C shall disclose any confidential information to any third party, except in cases where: (a) confidential information is already in the public domain (other than by reason of unauthorized disclosure by any Pledgor or Party C); (b) confidential information is required to be disclosed by applicable laws or regulations, rules of any stock exchange or orders of government authorities or courts with competent jurisdictions, or (c) confidential information that has to be disclosed to legal and financial advisors of the Pledgor or Party C for completing transactions contemplated hereunder, provided that such legal and financial advisors shall be bound by confidentiality obligations similar to that under Article 13. Any disclosure of confidential information by any employee or organization within the Pledgor or Party C shall be deemed as a disclosure by the Pledgor and/or Party C, and the Pledgor and/or Party C shall be held liable for such disclosure.

14.	Force Majeure

14.1

“Force Majeure Event” refers to any event that is beyond the reasonable control of a party and can not be avoided even if the impacted party pays reasonable attention, including but not limited to government action, act of god, fire, explosion, storm, flood, earthquake, tide, lightning or war. However, inadequate credit, capital or financing shall not be deemed as an event beyond the reasonable control of a party. The obligations of the party impacted by Force Majeure Event (the “Impacted Party”) shall be fully or partially waived depending on the Force Majeure Event’s impact on the Agreement. The Impacted Party looking to waive its obligation hereunder by reason of Force Majeure Event shall notify the other parties of the Force Majeure Event within ten (10) days after occurrence of such Force Majeure Event. In such case, the Parties hereto shall modify the Agreement based on the impact of the Force Majeure Event, and fully or partially waive the Impacted Party’s obligations hereunder.

14.2

The Impacted Party shall take appropriate measures to reduce or remove the impact of the Force Majeure Event, and shall do its best to resume performance of the obligations that is delayed or impeded by such Force Majeure Event. Once the Force Majeure Event comes to an end, the Parties hereto shall do their best to resume performance of their obligations and rights hereunder.

15.	Governing Laws and Settlement of Dispute

15.1	The Agreement shall be governed and interpreted by Chinese laws.

15.2

The Parties hereto shall settle disputes arising from the interpretation and performance of the Agreement in good faith. In case no settlement can be reached, any party may submit the dispute to arbitration before China International Economic and Trade Arbitration Commission (“CIETAC”) according to the rules of arbitration then in force. Such arbitration shall be conducted at Beijing and in Chinese. The arbitral award shall be final and binding upon the Parties hereto. The terms set forth in this section shall survive the termination or cancellation of the Agreement.

15.3	The Parties hereto shall continue to fulfill their respective obligations hereunder in good faith except where prevented from doing so by the matter in dispute.

16.	Notices

All notices sent for the purpose of performing rights and obligation hereunder shall be in writing and delivered in person, by registered mail, by mail with postage prepaid, by recognized courier services, or by facsimiles to the intended recipient or any party hereto at the addresses specified below:

If to Party A: Beijing uCloudlink New Technology Co.,Ltd.

Address: Level 3, Unit A, Building 1, Shenzhen Software Industry Base, intersection between Baishi Road and Binhai Avenue, South Area of the High-tech Zone, Shenzhen

Telephone: ***

Recipient: Wen Gao

If to Party B: persons specified in Schedule 1

Address: Level 3, Unit A, Building 1, Shenzhen Software Industry Base, intersection between Baishi Road and Binhai Avenue, South Area of the High-tech Zone, Shenzhen

Telephone: ***

Recipient: Wen Gao

If to Party C: Beijing uCloudlink New Technology Co.,Ltd.

Address: Level 3, Unit A, Building 1, Shenzhen Software Industry Base, intersection between Baishi Road and Binhai Avenue, South Area of the High-tech Zone, Shenzhen

Telephone: ***

Recipient: Wen Gao

17.	Attachment

The attachment Shareholder Register is an integral part of the Agreement.

18.	Waiver

The Pledgee’s failure or delay in enforcing any right, remedy, power or privilege hereunder shall not constitute a waiver. The Pledgee’s single or partial exercise of any right, remedy, power or privilege shall not preclude the Pledgee’s exercise of any other right, remedy, power or privilege. The right, remedy, power and privilege hereunder are cumulative and shall not exclude any right, remedy, right and privilege provided by law.

19.	Miscellaneous

19.1	Article 13, 15 and 16 shall survive the expiration or termination of the Agreement.

19.2	Any modification, amendment or alternation of this Agreement shall become effective only if it is in writing and is signed and sealed by the Parties hereto.

19.3

The Parties hereto acknowledge that the Agreement represents fair and reasonable covenants that are entered into by the Parties hereto on basis of equality and mutual benefits. If any term hereunder becomes void or unenforceable because it violates applicable laws, such term shall only be void or unenforceable to the extent governed by applicable laws, and shall not impact the legal effect of other terms hereunder.

19.4

Except the written modification, amendment or revision made after the signing of the Agreement, the Agreement shall constitute the entire agreements between the Parties hereto regarding the subject matter hereunder, and shall supersede all prior oral or written consultations, representations and agreements between the Parties hereto regarding the subject matter hereunder.

19.5	The Agreement is written in Chinese and made in eight (8) counterparts, with each party holding one counterpart.

IN WITNESS WHEREOF, the Parties’ respective representatives executed the Agreement on the date first above written.

[The remainder is intentionally left blank]

Schedule 1: Shareholding Structure of Party C

Shareholder Name	Capital Contribution (in RMB 0000s)	Percentage Ownership
Wen Gao	0.15977	0.10%
Zhongqi Kuang	0.031954	0.02%
Baixing Wang	0.031954	0.02%
Xingya Qiu	0.031954	0.02%
Zhiping Peng	79.357759	49.67%
Chaohui Chen	80.156609	50.17%

Schedule 1

[This page is only for the purpose of the signature of the Equity Interest Pledge Agreement.]

Party A: Beijing uCloudlink Technology Co., Ltd (Seal)

Legal or authorized representative: /s/ Wen Gao

Name: Wen Gao

Attachment: Shareholder Register

[This page is only for the purpose of the signature of the Equity Interest Pledge Agreement.]

Party B:

/s/ Wen Gao
Wen Gao

/s/ Zhongqi Kuang
Zhongqi Kuang

/s/ Baixing Wang
Baixing Wang

/s/ Xingya Qiu
Xingya Qiu

/s/ Zhiping Peng
Zhiping Peng

/s/ Chaohui Chen
Chaohui Chen

Attachment: Shareholder Register

[This page is only for the purpose of the signature of the Equity Interest Pledge Agreement.]

Party C: Beijing uCloudlink New Technology Co.,Ltd. (Seal)

Legal or authorized representative: /s/ Wen Gao

Name: Wen Gao

Attachment: Shareholder Register

Attachment: Shareholder Register

Company Name: Beijing uCloudlink New Technology Co.,Ltd.

Shareholder Name	Wen Gao	ID Number	*** Number of Capital Contribution Certificate [*]
Residential Address	***

Date	Capital Contribution/ Consideration	Percentage Ownership	Notes

	RMB 1,597.7	0.10%	100% of the shareholder’s stocks have been offered as a pledge to Beijing uCloudlink Technology Co., Ltd

Shareholder Name	Zhongqi Kuang	ID Number	*** Number of Capital Contribution Certificate [*]
Residential Address	***

Date	Capital Contribution/ Consideration	Percentage Ownership	Notes

	RMB 319.54	0.02%	100% of the shareholder’s stocks have been offered as a pledge to Beijing uCloudlink Technology Co., Ltd

Shareholder Name	Baixing Wang	ID Number	***	Number of Capital Contribution Certificate	[*]

Residential Address	***

Attachment: Shareholder Register

Date	Capital Contribution/ Consideration	Percentage Ownership	Notes

	RMB 319.54	0.02%	100% of the shareholder’s stocks have been offered as a pledge to Beijing uCloudlink Technology Co., Ltd

Shareholder Name	Xingya Qiu	ID Number	*** Number of Capital Contribution Certificate [*]

Residential Address	***

Date	Capital Contribution/ Consideration	Percentage Ownership	Notes

	RMB 319.54	0.02%	100% of the shareholder’s stocks have been offered as a pledge to Beijing uCloudlink Technology Co., Ltd

Shareholder Name	Zhiping Peng	ID Number	*** Number of Capital Contribution Certificate [*]

Residential Address	***

Date	Capital Contribution/ Consideration	Percentage Ownership	Notes

	RMB 793,577.59	49.67%	100% of the shareholder’s stocks have been offered as a pledge to Beijing uCloudlink Technology Co., Ltd

Shareholder Name	Chaohui Chen	ID Number	*** Number of Capital Contribution Certificate [*]
Residential Address	***
Date	Capital Contribution/ Consideration	Percentage Ownership	Notes

	RMB 801,566.09	50.17%	100% of the shareholder’s stocks have been offered as a pledge to Beijing uCloudlink Technology Co., Ltd

Attachment: Shareholder Register

Notes:

1.

The shareholder register is prepared according to the articles of association of Beijing uCloudlink New Technology Co.,Ltd. and the Equity Interest Pledge Agreement signed by Beijing uCloudlink New Technology Co.,Ltd. and its shareholders as well as Beijing uCloudlink Technology Co., Ltd. on July 10, 2019.

Reminders:

The share register is in one original and one exact copy. The original is kept at Beijing uCloudlink New Technology Co.,Ltd. The copy is stamped with the common seal of Beijing uCloudlink New Technology Co.,Ltd., and placed at the custody of the Pledgee at Beijing uCloudlink Technology Co., Ltd.

Beijing uCloudlink New Technology Co.,Ltd. (Common Seal)

Legal representative (signature): /s/ Wen Gao

Name: Wen Gao

Attachment: Shareholder Register